Exhibit 10.1

THIRD MODIFICATION AGREEMENT

BOKF, NA dba Bank of Albuquerque (the “Lender”); and AMREP Southwest Inc., a New Mexico corporation (the “Borrower”), agree:

1.            Recitals. The following Recitals apply to this Third Modification Agreement (the “Agreement”).

A.           Borrower is indebted to Lender as evidenced by a Revolving Line of Credit Promissory Note dated February 3, 2021, in the original principal amount of Four Million and No/100 Dollars ($4,000,000.00), made by Borrower in favor of the Lender (the “Original Note”). In connection with the Original Note, Borrower and Lender entered into a Loan Agreement dated February 3, 2021 (the “Loan Agreement”).

B.           Payment and performance of the Original Note is secured by, among other things, a Line of Credit Mortgage, Security Agreement and Fixture Filing dated February 3, 2021, and recorded in the real property records of Sandoval County, New Mexico (the “Recording Office”) on February 3, 2021, as Document No. 2021003917, made by Borrower in favor of Lender (the “Mortgage”). The Mortgage, the Loan Agreement and all other documents evidencing, guaranteeing or securing the Original Note are referred to in this Agreement as the “Loan Documents”.

C.           At the request of Borrower, Lender issued a reserve letter in favor of the City of Santa Fe, New Mexico, as evidenced by a Demand Promissory Note in the original principal amount of One Million Three Hundred Twenty-Two Thousand Seven Hundred Sixteen and 82/100 Dollars ($1,322,716.82), dated January 25, 2022, made by Borrower in favor of Lender (the “Demand Note”). The Demand Note is secured by the Mortgage. In connection with the Demand Note, Borrower and Lender entered into a First Modification Agreement dated January 25, 2022 (the “First Modification”).

D.           At the request of Borrower, Lender removed the semi-annual resting requirement in the Original Note, as evidenced by a Second Modification Agreement dated April 13, 2022 (the “Second Modification” and, together with the First Modification and this Agreement, the “Modification Agreements”).

E.           Borrower, has requested that Lender renew and extend the maturity of the Original Note and increase the amount of credit available under the Original Note by One Million Seven Hundred Fifty Thousand and No/100 Dollars ($1,750,000.00), all to be evidenced by a First Amended and Restated Revolving Line of Credit Promissory Note dated the same day as this Agreement, in the original principal amount of Five Million, Seven Hundred Fifty Thousand and No/100 Dollars ($5,750,000.00) (the “First Restated Note”), and Lender is willing to do so, provided that, among other things, Borrower enters into this Agreement.

2.            Definitions. Capitalized terms used but not defined in this Agreement have the meanings given to them in the Loan Agreement and the Mortgage.

3.            Required Payments. Concurrently with the execution of this Agreement, Borrower shall have paid to Lender: (i) all accrued unpaid interest due under the Original Note; (ii) recording fees and costs; lawyers’ fees and costs; and all other fees and costs related to this Agreement; and (iii) a commitment fee in the amount of Four Thousand Three Hundred Seventy-Five and No/100 Dollars ($4,375.00).

4.            Conditions Precedent. Before this Agreement becomes effective and any party becomes obligated under it, all of the following conditions shall have been satisfied in a manner acceptable to Lender in the exercise of Lender’s sole and absolute discretion:

A.           Lender shall have received such assurances as Lender may require that the validity and priority of the Mortgage has not been and shall not be impaired by this Agreement or the transactions contemplated by this Agreement, including but not by way of limitation, an ALTA Title Policy Endorsement New Mexico Form 80.2 dated as of the date of recording of this Agreement and endorsing the mortgagee policy of title insurance issued in connection with the Mortgage, providing that policy coverage has not been reduced or terminated by virtue of the recording of this Agreement, showing no matters of record since the recording of the Mortgage except as are acceptable to Lender in Lender’s sole discretion, and increasing the amount of insurance set forth on Schedule A to $5,750,000.00.

B.           Lender shall have received a fully executed and acknowledged original of this Agreement, a fully executed First Restated Note and such other documents as Lender requires.

C.           This Agreement shall have been recorded in the Recording Office.

5.            Modification of Terms of Loan Documents. The Loan Documents are supplemented, amended and modified as follows:

A.           Each reference in the Loan Documents to any of the Loan Documents is deemed to be a reference to the Loan Documents as amended and modified by this Agreement.

B.             Each reference in the Loan Documents to the “Note” is deemed to be a reference to the First Restated Note as amended and modified by this Agreement.

6.            Ratification of Obligations Under Loan Documents. Borrower reasserts, ratifies and reaffirms all of Borrower’s obligations under the Loan Documents. Borrower specifically acknowledges, agrees and represents that:

A.           This Agreement is a legal, valid and binding obligation of Borrower and is enforceable against Borrower in accordance with its terms.

B.           The covenants and obligations set forth in this Agreement benefit and are in the best interest of the Borrower.

C.           The indebtedness evidenced by the First Restated Note is valid and existing and is not subject to any defenses, offsets, claims or counterclaims.

D.           No indulgence or part indulgence by Lender and nothing contained herein or in any other agreement among Borrower and/or Lender nor any other action or inaction by Lender, has waived or shall constitute a waiver of any default or Event of Default that may exist under the Loan Documents or an election of remedies by Lender or a waiver of any of the rights, remedies or recourse of Lender provided in any of the Loan Documents or otherwise afforded by law or in equity.

E.           The Mortgage, as modified by the Modification Agreements, secures the Note, as modified by the Modification Agreement and the First Restated Note.

7.            Release. To the extent Borrower now has any claims, offsets, defenses to or counterclaims against the Lender or as to the repayment of all or a portion of the indebtedness evidenced by the First Restated Note or the transaction evidenced by the Loan Documents, whether known or unknown, fixed or contingent, the same are hereby forever irrevocably waived and released in their entirety by Borrower.

8.            Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby; and in lieu of such illegal, invalid or unenforceable provisions, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

9.            Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective successors, legal representatives and assigns.

10.         Applicable Law. THIS AGREEMENT, AND EACH OTHER LOAN DOCUMENT, AND ALL MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW MEXICO, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. BORROWER AND LENDER HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF SANDOVAL, STATE OF NEW MEXICO AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER AND LENDER EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS.

11.         Waiver of Jury Trial. EACH OF BORROWER AND LENDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH OF BORROWER AND LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF BORROWER AND LENDER WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

BORROWER AND LENDER EXPRESSLY INTEND AND AGREE THAT THIS AGREEMENT EVIDENCES A MODIFICATION ONLY OF THE LOAN DOCUMENTS AND IS NOT A NOVATION.

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Dated: Effective August 15, 2022.

“BORROWER”	AMREP SOUTHWEST INC.,
a New Mexico corporation

	By:	/s/ Carey Plant
Carey Plant, Vice President

“LENDER”	BOKF, NA dba BANK OF ALBUQUERQUE

	By:	/s/ Jordan Herrington
Jordan Herrington, Senior Vice President

state OF NEW MEXICO

COUNTY OF SANDOVAL

This instrument was acknowledged before me on August 15, 2022, by Carey Plant, Vice President of AMREP Southwest Inc., a New Mexico corporation.

/s/ Karen Lee Ward
Notary Public

My Commission Expires: November 18, 2025

State OF NEW MEXICO

COUNTY OF BERNALILLO

This instrument was acknowledged before me on August 15, 2022, by Jordan Herrington, Senior Vice President of BOKF NA, dba Bank of Albuquerque.

/s/ Lesa B. Richard
Notary Public

My Commission Expires: November 13, 2025

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